UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2013

Cliffs Natural Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 3300, Cleveland, Ohio		44114-2315
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On June 7, 2013, a Term Sheet (“Term Sheet”) was entered into among Essar Steel Algoma Inc. (“Essar”) and The Cleveland-Cliffs Iron Company (“CCIC”), Cliffs Mining Company (“CMC”) and Northshore Mining Company (“Northshore” and, collectively with CCIC and CMC, “Cliffs”).

The Term Sheet contains the terms and conditions of a negotiated extension of the current Pellet Sale and Purchase Agreement dated and effective as of January 31, 2002 among Cliffs and Essar, as successor to Algoma Steel Inc. (the “Agreement”). The Term Sheet sets forth that the Agreement shall be extended to 2024, and includes Essar’s minimum volume pellet purchases beyond 2016 and pricing for 2013 through 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

June 13, 2013	By:	/s/ Carolyn E. Cheverine

Name: Carolyn E. Cheverine
Title: Vice President, General Counsel & Secretary